UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)Weyerhaeuser Company (the "Company") has announced future leadership and organizational changes. Russell Hagen, the Company’s senior vice president and chief financial officer, will transition from his current position and become senior vice president and chief development officer, overseeing the company’s Real Estate, Energy & Natural Resources segment and its Acquisitions and Divestitures and Business Development teams. Mr. Hagen will assume his new role effective upon the appointment of his successor as chief financial officer, which is expected to occur in late 2020 or early 2021. Jim Kilberg, the Company’s senior vice president of Real Estate, Energy and Natural Resources, will retire in early 2021.

FORWARD LOOKING STATEMENTS

This report contains statements concerning changes to the Company’s leadership and organization that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are identified by use of words such as “expected” and “will.”  These statements are based on the Company’s and its management’s current expectations and assumptions and are not guarantees that the events described in the statements will occur within the time frame indicated or at all. The accuracy of the Company’s and its management’s expectations and assumptions is subject to a number of risks and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. These risks and uncertainties include, without limitation, the successful identification and appointment of a successor chief financial officer. Forward-looking statements speak only as of the date they are made, and neither the Company nor its management undertakes any obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.     The following items are filed as exhibits to this report.

Exhibit No.	Description
99.1	Press release of Weyerhaeuser Company issued August 20, 2020, announcing leadership and organization changes.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Devin W. Stockfish
Name:	Devin W. Stockfish
Its:	President and CEO

Date: August 20, 2020